EXHIBIT 99

CBASS 2005-CB5                                [BANC OF AMERICA SECURITIIES LOGO]


Assumptions
Run to Call
1 month, 6 month and 12 month LIBOR all increase to 20%

Effective AFC for Class AF-1
----------------------------

Period   25% of Pricing    Period   25% of Pricing
------   --------------    ------   --------------
1                 10.00%   48                 6.48%
2                  9.94%   49                 6.48%
3                  9.85%   50                 6.69%
4                  9.77%   51                 6.48%
5                  9.65%   52                 6.69%
6                  9.52%   53                 6.48%
7                  9.49%   54                 6.48%
8                  9.22%   55                 7.17%
9                  9.12%   56                 6.48%
10                 8.91%   57                 6.69%
11                 8.83%   58                 6.48%
12                 8.59%   59                 6.69%
13                 8.43%   60                 6.48%
14                 8.38%   61                 6.48%
15                 8.11%   62                 6.69%
16                 8.07%   63                 6.48%
17                 7.78%   64                 6.69%
18                 7.62%   65                 6.48%
19                 7.95%   66                 6.48%
20                 7.28%   67                 7.17%
21                 7.28%   68                 6.48%
22                 6.93%   69                 6.70%
23                 6.95%   70                 6.48%
24                 6.57%   71                 6.70%
25                 6.48%   72                 6.48%
26                 6.69%   73                 6.48%
27                 6.48%   74                 6.70%
28                 6.69%   75                 6.48%
29                 6.48%   76                 6.70%
30                 6.48%   77                 6.48%
31                 6.92%   78                 6.48%
32                 6.48%   79                 6.93%
33                 6.69%   80                 6.48%
34                 6.48%   81                 6.70%
35                 6.69%   82                 6.48%
36                 6.48%   83                 6.70%
37                 6.48%   84                 6.48%
38                 6.69%   85                 6.48%
39                 6.48%   86                 6.70%
40                 6.69%   87                 6.48%
41                 6.48%   88                 6.70%
42                 6.48%   89                 6.48%
43                 7.17%   90                 6.48%
44                 6.48%   91                 7.18%
45                 6.69%
46                 6.48%
47                 6.69%
Period   50% of Pricing    75% of Pricing    125% of Pricing   150% of Pricing   175% of Pricing
------   --------------    --------------    ---------------   ---------------   ---------------
1                 10.00%            10.00%             10.00%            10.00%            10.00%
2                  9.96%             9.98%             10.02%            10.05%            10.07%
3                  9.90%             9.94%             10.05%            10.11%            10.17%
4                  9.84%             9.92%             10.09%            10.19%            10.29%
5                  9.75%             9.87%             10.15%            10.31%            10.50%
6                  9.66%             9.82%             10.21%            10.46%            10.75%
7                  9.63%             9.80%             10.23%            10.52%            10.88%
8                  9.43%             9.69%             10.39%            10.90%            11.58%
9                  9.35%             9.63%             10.47%            11.13%            12.10%
10                 9.18%             9.54%             10.65%            11.62%            13.23%
11                 9.11%             9.48%             10.77%            12.03%            14.49%
12                 8.91%             9.36%             11.03%            12.95%            17.75%
13                 8.77%             9.26%             11.30%            14.16%            25.43%
14                 8.71%             9.19%             11.56%            15.91%            92.27%
15                 8.47%             9.02%             12.18%            21.17%
16                 8.41%             8.95%             12.76%            41.33%
17                 8.14%             8.74%             14.27%
18                 7.96%             8.57%             17.08%
19                 8.20%             8.69%             23.68%
20                 7.57%             8.16%
21                 7.51%             8.02%
22                 7.13%             7.59%
23                 7.07%             7.39%
24                 6.62%             6.76%
25                 6.48%             6.47%
26                 6.69%             6.69%
27                 6.48%             6.47%
28                 6.69%             6.69%
29                 6.48%             6.47%
30                 6.48%             6.47%
31                 6.92%             6.92%
32                 6.48%             6.47%
33                 6.69%
34                 6.48%
35                 6.69%
36                 6.48%
37                 6.48%
38                 6.69%
39                 6.48%
40                 6.69%
41                 6.48%
42                 6.48%
43                 7.17%
44                 6.48%
45                 6.69%
46                 6.48%
47                 6.69%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB5                                [BANC OF AMERICA SECURITIIES LOGO]


Assumptions
Prepay Speed        Pricing
Loss Severity       40%
Recovery Delay      12 months
Trigger             Fail
Run to              Maturity
Defaults are in addition to prepayments

Class M-4
---------


                    CDR (%)    Cum Loss (%)
Forward LIBOR        15.5          13.91
  Fwd + 200          13.1          12.27


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB5                                [BANC OF AMERICA SECURITIIES LOGO]


Base Stress Run
---------------

Assumptions
Prepayments      150% of Pricing Speed mos 1-24; 50% of Pricing Speed thereafter
                 (based on Loan Age)
Defaults         4 CDR mos 1-24; 7 CDR thereafter (based on Deal Age)
Severity         30%
Recovery Delay   12 months
Defaults are in addition to prepayments
Trigger          Fail
Run to           Maturity
LIBOR            Fwd LIBOR + 100


Cum Loss            4.94%


Class     WAL     Prin Pct Received
-----     ---     -----------------
 AV1     0.73         100.00%
 AV2     2.07         100.00%
 AV3     3.93         100.00%
 AF1     0.70         100.00%
 AF2     1.94         100.00%
 AF3     3.93         100.00%
 AF4     4.46         100.00%
  M1     5.36         100.00%
  M2     6.10         100.00%
  M3     6.81         100.00%
  M4     7.39         100.00%
  M5     7.97         100.00%
  M6     8.62         100.00%



Break Even Stresses
-------------------

Assumptions
Fix PPC          20 HEP
Adj PPC          28 CPR
Recovery Delay   12 months
Trigger          Fail
Run to           Maturity
Defaults are in addition to prepayments


                                      Class M-4                     Class M-5                     Class M-6
                             ---------------------------   ---------------------------   ---------------------------
                             30% Severity   40% Severity   30% Severity   40% Severity   30% Severity   40% Severity
                             ------------   ------------   ------------   ------------   ------------   ------------
Static LIBOR        CDR(%)           23.6           16.4           20.7           14.6           18.2           13.0
               Cum Loss(%)          14.60          15.48          13.49          14.30          12.44          13.18
Fwd LIBOR           CDR(%)           21.8           15.2           18.9           13.3           16.5           11.8
               Cum Loss(%)          13.92          14.71          12.74          13.40          11.66          12.28


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB5                                [BANC OF AMERICA SECURITIIES LOGO]


Assumptions
No Losses
Fwd LIBOR + 300 bps
150% of Pricing Speed
Assumed 60bp margin on Class M-4 and 66 bp margin on Class M-5

      Coupon Paid    Coupon Paid     Fwd 1mL      Fwd 6mL      Fwd 12mL
Pd      to M-4         to M-5       (+300 bps)   (+300 bps)   (+300 bps)   XS Spread
---   -----------    -----------    ----------   ----------   ----------   ---------
1          7.1825%        7.2425%      6.58250      7.02630      7.27000          90
2          7.4445%        7.5045%      6.84450      7.15810      7.34240          43
3          7.5480%        7.6080%      6.94800      7.23780      7.38480          44
4          7.6650%        7.7250%      7.06500      7.31780      7.42460          45
5          7.8710%        7.9310%      7.27100      7.37540      7.45720          46
6          7.8690%        7.9290%      7.26900      7.40160      7.47120          47
7          7.9188%        7.9788%      7.31880      7.42670      7.49010          49
8          7.9485%        8.0085%      7.34850      7.43190      7.50300          51
9          8.0146%        8.0746%      7.41460      7.43600      7.51610          53
10         7.9827%        8.0427%      7.38270      7.43350      7.52600          55
11         8.0372%        8.0972%      7.43720      7.44020      7.54190          58
12         8.0128%        8.0728%      7.41280      7.44130      7.55250          60
13         7.9514%        8.0114%      7.35140      7.45240      7.56830          63
14         7.9749%        8.0349%      7.37490      7.47350      7.58290          66
15         7.9977%        8.0577%      7.39770      7.49530      7.59520          69
16         8.0210%        8.0810%      7.42100      7.51760      7.60810          72
17         8.0440%        8.1040%      7.44400      7.54090      7.61860          74
18         8.0679%        8.1279%      7.46790      7.56190      7.62850          75
19         8.0886%        8.1486%      7.48860      7.58440      7.63870          76
20         8.1097%        8.1697%      7.50970      7.58810      7.64630          77
21         8.1294%        8.1894%      7.52940      7.59020      7.65330          81
22         8.1515%        8.2115%      7.55150      7.59190      7.66060          95
23         8.1720%        8.2320%      7.57200      7.59040      7.66560         107
24         8.1921%        8.2521%      7.59210      7.58880      7.67010         106
25         8.1104%        8.1704%      7.51040      7.58610      7.67450         111
26         8.1227%        8.1827%      7.52270      7.59660      7.67450         115
27         8.1362%        8.1962%      7.53620      7.60890      7.67380         115
28         8.1478%        8.2078%      7.54780      7.62120      7.67230         125
29         8.1592%        8.2192%      7.55920      7.63230      7.67030         126
30         8.1720%        8.2320%      7.57200      7.64340      7.66790         126
31         8.1825%        8.2425%      7.58250      7.65480      7.66340         128
32         8.1934%        8.2534%      7.59340      7.64360      7.65930         123
33         8.2052%        8.2652%      7.60520      7.63030      7.65420         122
34         8.2161%        8.2761%      7.61610      7.61500      7.64820         144
35         8.2258%        8.2858%      7.62580      7.59990      7.64210         153
36         8.2370%        8.2970%      7.63700      7.58410      7.63510         131
37         8.1115%        8.1715%      7.51150      7.56440      7.62710         138
38         8.1150%        8.1750%      7.51500      7.56700      7.63330         117
39         8.1190%        8.1790%      7.51900      7.57080      7.64040          68
40         8.1223%        8.1823%      7.52230      7.57420      7.64600         104
41         8.1271%        8.1871%      7.52710      7.57750      7.65220          76
42         8.1299%        8.1899%      7.52990      7.58070      7.65930          74
43         8.1319%        8.1919%      7.53190      7.58360      7.66500         141
44         8.1358%        8.1958%      7.53580      7.59320      7.67080          70
45         8.1390%        8.1990%      7.53900      7.60260      7.67800          91
46         8.1420%        8.2020%      7.54200      7.61120      7.68360          82
47         8.1445%        8.2045%      7.54450      7.61960      7.68970         103
48         8.1476%        8.2076%      7.54760      7.62980      7.69660          78
49         8.1843%        8.2443%      7.58430      7.63830      7.70220          72
50           8.19%        8.2484%      7.58840      7.64080      7.70790          92


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB5                                [BANC OF AMERICA SECURITIIES LOGO]


Assumptions
No Losses
Fwd LIBOR + 300 bps
150% of Pricing Speed


      Net WAC    Effective Net     Fwd 1mL      Fwd 6mL      Fwd 12mL
Pd     Rate        WAC Rate       (+300 bps)   (+300 bps)   (+300 bps)
---   -------    -------------    ----------   ----------   ----------
1        7.55%            7.55%      6.58250      7.02630      7.27000
2        6.55%            7.39%      6.84450      7.15810      7.34240
3        6.33%            7.50%      6.94800      7.23780      7.38480
4        6.54%            7.61%      7.06500      7.31780      7.42460
5        6.34%            7.82%      7.27100      7.37540      7.45720
6        6.34%            7.82%      7.26900      7.40160      7.47120
7        7.02%            7.87%      7.31880      7.42670      7.49010
8        6.34%            7.90%      7.34850      7.43190      7.50300
9        6.55%            7.97%      7.41460      7.43600      7.51610
10       6.34%            7.93%      7.38270      7.43350      7.52600
11       6.56%            7.98%      7.43720      7.44020      7.54190
12       6.35%            7.96%      7.41280      7.44130      7.55250
13       6.35%            7.90%      7.35140      7.45240      7.56830
14       6.56%            7.92%      7.37490      7.47350      7.58290
15       6.35%            7.95%      7.39770      7.49530      7.59520
16       6.56%            7.97%      7.42100      7.51760      7.60810
17       6.35%            8.00%      7.44400      7.54090      7.61860
18       6.35%            8.02%      7.46790      7.56190      7.62850
19       7.04%            8.03%      7.48860      7.58440      7.63870
20       6.36%            8.06%      7.50970      7.58810      7.64630
21       6.64%            8.07%      7.52940      7.59020      7.65330
22       7.31%            8.10%      7.55150      7.59190      7.66060
23       7.61%            8.12%      7.57200      7.59040      7.66560
24       7.37%            8.14%      7.59210      7.58880      7.67010
25       7.37%            8.05%      7.51040      7.58610      7.67450
26       7.62%            8.07%      7.52270      7.59660      7.67450
27       7.40%            8.08%      7.53620      7.60890      7.67380
28       8.01%            8.09%      7.54780      7.62120      7.67230
29       7.78%            8.11%      7.55920      7.63230      7.67030
30       7.74%            8.07%      7.57200      7.64340      7.66790
31       8.19%            8.19%      7.58250      7.65480      7.66340
32       7.60%            7.95%      7.59340      7.64360      7.65930
33       7.80%            7.88%      7.60520      7.63030      7.65420
34       8.30%            8.30%      7.61610      7.61500      7.64820
35       8.49%            8.49%      7.62580      7.59990      7.64210
36       8.12%            8.12%      7.63700      7.58410      7.63510
37       8.08%            8.08%      7.51150      7.56440      7.62710
38       8.32%            8.32%      7.51500      7.56700      7.63330
39       8.04%            8.04%      7.51900      7.57080      7.64040
40       8.68%            8.68%      7.52230      7.57420      7.64600
41       8.39%            8.39%      7.52710      7.57750      7.65220
42       8.36%            8.36%      7.52990      7.58070      7.65930
43       9.22%            9.22%      7.53190      7.58360      7.66500
44       8.30%            8.30%      7.53580      7.59320      7.67080
45       8.54%            8.54%      7.53900      7.60260      7.67800
46       8.41%            8.41%      7.54200      7.61120      7.68360
47       8.67%            8.67%      7.54450      7.61960      7.68970
48       8.36%            8.36%      7.54760      7.62980      7.69660
49       8.33%            8.33%      7.58430      7.63830      7.70220
50       8.57%            8.57%      7.58840      7.64080      7.70790


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB5                                [BANC OF AMERICA SECURITIIES LOGO]


Assumptions
No Losses
Static LIBOR


Class AV1
---------

                   5 CPR       10 CPR      15 CPR
                 --------     -------      -------
    WAL              4.65        2.44         1.62
Prin Window      1 to 120     1 to 65      1 to 43



Class AF1

                   5 CPR       10 CPR      15 CPR
                 --------     -------      -------
    WAL              3.72        1.98         1.33
Prin Window      1 to 102     1 to 52      1 to 35


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB5                                [BANC OF AMERICA SECURITIIES LOGO]


Assumptions
FRM PPC          4% - 23% CPR months 1 - 12; 23% CPR months thereafter
ARM PPC          4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22; 50% CPR months 23-27; 27% CPR month 28 and thereafter
Recovery Delay   12 months
Trigger          Fail
Run to           Maturity
Defaults are in addition to prepayments


Class M-6
---------

                                                               40% Severity                    65% Severity
                                                       -----------------------------   -----------------------------
                                                       75% PPC   100% PPC   135% PPC   75% PPC   100% PPC   135% PPC
                                                       -------   --------   --------   -------   --------   --------
Forward LIBOR                                CDR (%)      11.3       11.9       13.0       6.7        7.0        7.7
                                        Cum Loss (%)     14.31      12.16      10.30     15.75      12.94      10.73
                                           WAL (Yrs)     15.44      12.46       9.49     17.90      14.09      10.62
LIBOR Flat for 12 months, then +400bp        CDR (%)       8.3        8.9       10.3       4.9        5.3        6.0
                                        Cum Loss (%)     11.46       9.71       8.49     12.22      10.21       8.60
                                           WAL (Yrs)     16.95      13.37      10.01     18.72      14.85      10.80


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB5                                [BANC OF AMERICA SECURITIIES LOGO]


Assumptions
Prepay Speed     Pricing
Loss Severity    60%
Recovery Delay   6 months
Trigger          Fail
Run to           Maturity
Defaults are in addition to prepayments

             Forward Libor       Forward Libor + 200 bp
        ----------------------   ----------------------
Class   CDR (%)   Cum Loss (%)   CDR (%)   Cum Loss (%)
-----   -------   ------------   -------   ------------
M-1        15.1          20.47      13.3          18.62
M-2        12.7          17.97      10.9          15.95
M-3        11.1          16.18       9.3          14.04
M-4        10.0          14.88       8.3          12.78
M-5         8.9          13.53       7.2          11.33
M-6         8.0          12.39       6.2           9.96


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB5                                [BANC OF AMERICA SECURITIIES LOGO]


           Static     Forward     Forward     Forward     Forward
Period   XS Spread   XS Spread   1m LIBOR    6m LIBOR    12m LIBOR
------   ---------   ---------   --------    --------    ---------
1              296         296     3.5825%     4.0263%      4.2700%
2              255         234     3.8445%     4.1581%      4.3424%
3              244         214     3.9480%     4.2378%      4.3848%
4              254         216     4.0650%     4.3178%      4.4246%
5              244         188     4.2710%     4.3754%      4.4572%
6              243         188     4.2690%     4.4016%      4.4712%
7              273         220     4.3188%     4.4267%      4.4901%
8              242         181     4.3485%     4.4319%      4.5030%
9              251         188     4.4146%     4.4360%      4.5161%
10             241         178     4.3827%     4.4335%      4.5260%
11             250         185     4.4372%     4.4402%      4.5419%
12             239         175     4.4128%     4.4413%      4.5525%
13             238         180     4.3514%     4.4524%      4.5683%
14             247         189     4.3749%     4.4735%      4.5829%
15             236         175     4.3977%     4.4953%      4.5952%
16             245         185     4.4210%     4.5176%      4.6081%
17             235         172     4.4440%     4.5409%      4.6186%
18             234         170     4.4679%     4.5619%      4.6285%
19             260         201     4.4886%     4.5844%      4.6387%
20             232         166     4.5097%     4.5881%      4.6463%
21             245         182     4.5294%     4.5902%      4.6533%
22             318         254     4.5515%     4.5919%      4.6606%
23             329         267     4.5720%     4.5904%      4.6656%
24             317         254     4.5921%     4.5888%      4.6701%
25             315         258     4.5104%     4.5861%      4.6745%
26             323         267     4.5227%     4.5966%      4.6745%
27             314         256     4.5362%     4.6089%      4.6738%
28             331         289     4.5478%     4.6212%      4.6723%
29             323         280     4.5592%     4.6323%      4.6703%
30             322         278     4.5720%     4.6434%      4.6679%
31             338         297     4.5825%     4.6548%      4.6634%
32             321         276     4.5934%     4.6436%      4.6593%
33             328         284     4.6052%     4.6303%      4.6542%
34             382         336     4.6161%     4.6150%      4.6482%
35             391         347     4.6258%     4.5999%      4.6421%
36             382         335     4.6370%     4.5841%      4.6351%
37             381         342     4.5115%     4.5644%      4.6271%
38             381         341     4.5150%     4.5670%      4.6333%
39             374         332     4.5190%     4.5708%      4.6404%
40             394         364     4.5223%     4.5742%      4.6460%
41             385         353     4.5271%     4.5775%      4.6522%
42             383         352     4.5299%     4.5807%      4.6593%
43             405         380     4.5319%     4.5836%      4.6650%
44             379         350     4.5358%     4.5932%      4.6708%
           Static     Forward     Forward     Forward     Forward
Period   XS Spread   XS Spread   1m LIBOR    6m LIBOR    12m LIBOR
------   ---------   ---------   --------    --------    ---------
45             385         358     4.5390%     4.6026%      4.6780%
46             375         349     4.5420%     4.6112%      4.6836%
47             381         357     4.5445%     4.6196%      4.6897%
48             372         346     4.5476%     4.6298%      4.6966%
49             370         343     4.5843%     4.6383%      4.7022%
50             376         350     4.5884%     4.6408%      4.7079%
51             367         339     4.5918%     4.6447%      4.7138%
52             372         348     4.5948%     4.6475%      4.7190%
53             363         337     4.5992%     4.6510%      4.7244%
54             361         335     4.6020%     4.6539%      4.7303%
55             380         360     4.6040%     4.6567%      4.7354%
56             358         332     4.6085%     4.6651%      4.7402%
57             363         339     4.6107%     4.6727%      4.7459%
58             354         330     4.6136%     4.6800%      4.7507%
59             359         337     4.6168%     4.6872%      4.7560%
60             350         327     4.6209%     4.6955%      4.7614%
61             348         324     4.6488%     4.7026%      4.7662%
62             353         330     4.6520%     4.7045%      4.7709%
63             345         321     4.6550%     4.7077%      4.7740%
64             350         328     4.6575%     4.7100%      4.7776%
65             342         319     4.6610%     4.7129%      4.7819%
66             340         317     4.6635%     4.7152%      4.7848%
67             357         340     4.6650%     4.7175%      4.7882%
68             337         314     4.6686%     4.7238%      4.7924%
69             341         321     4.6705%     4.7274%      4.7951%
70             333         312     4.6730%     4.7320%      4.7982%
71             338         319     4.6752%     4.7369%      4.8017%
72             330         310     4.6778%     4.7410%      4.8045%
73             328         308     4.6937%     4.7452%      4.8074%
74             332         314     4.6950%     4.7467%      4.8147%
75             325         305     4.6972%     4.7487%      4.8209%
76             329         311     4.6996%     4.7502%      4.8287%
77             321         302     4.7012%     4.7523%      4.8348%
78             319         301     4.7029%     4.7534%      4.8412%
79             328         314     4.7046%     4.7549%      4.8488%
80             316         298     4.7062%     4.7676%      4.8543%
81             320         304     4.7073%     4.7778%      4.8606%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

! CBS05CB5_TS.CDI #CMOVER_3.0F ASSET_BACKED_HOMEEQUITY PORTFOLIO
! MAX_CF_VECTSIZE 635
!
!! Created by Intex Deal Maker v4.0.026  ,  subroutines 3.1b_p1
!!   08/16/2005   5:23 PM
!
DEAL_COMMENT _
"The tables and other statistical analyses (the 'Hypothetical Performance Data') that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom Banc of America Securities LLC provided the computer model used to generate them). The Hypothetical Performance Data will be generated by you using a computer model prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Banc of America Securities LLC or any other person. The computer model that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.; _
; _Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.; _
; _
Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America Securities LLC Trading Desk at
(704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.
; _
Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.; _
; _
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC Trading Desk at (704) 388-1579.; _
; _
The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.; _
; _
Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.; _
; _
If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.'"

!
!  Modeled in the Intex CMO Modeling Language, (B000BDB501A87)
!  which is copyright (c) 2005 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
 COLLAT_GROUPS 1 2
 GROUP 1 = "1A"
 GROUP 2 = "2F"
!
  DEFINE PREPAY PPC GROUP "1A" RAMP 2 4.54545454545455
7.09090909090909 9.63636363636364 12.1818181818182 14.7272727272727
17.2727272727273 19.8181818181818 22.3636363636364 24.9090909090909
27.4545454545455 30 30 30 30 30 30 30 30 30 30 30 50 50 50 50 50 35
!
  DEFINE PREPAY PPC  GROUP "2F" SPEED_TYPE HEP RAMP 23
!
  DEFINE CONSTANT #OrigCollBal = 433025961.21
  DEFINE CONSTANT #OrigCollBal1 = 268184328.05
  DEFINE CONSTANT #OrigCollBal2 = 164841633.16
!
  DEFINE CONSTANT #OrigBondBal = 422415000.00
  DEFINE CONSTANT #OrigBondBal1 = 268184328.05
  DEFINE CONSTANT #OrigBondBal2 = 164841633.16
!
  DEFINE CONSTANT #SpecSenEnhPct = 38.7%
  DEFINE CONSTANT #SNRTargPct = 61.30%
  DEFINE CONSTANT #M1TargPct = 67.40%
  DEFINE CONSTANT #M2TargPct = 73.00%
  DEFINE CONSTANT #M3TargPct = 76.80%
  DEFINE CONSTANT #M4TargPct = 79.60%
  DEFINE CONSTANT #M5TargPct = 82.50%
  DEFINE CONSTANT #M6TargPct = 85.10%
  DEFINE CONSTANT #B1TargPct = 87.70%
  DEFINE CONSTANT #B2TargPct = 89.50%
  DEFINE CONSTANT #B3TargPct = 91.20%
  DEFINE CONSTANT #B4TargPct = 93.10%
  DEFINE CONSTANT #B5TargPct = 95.10%
  DEFINE #BondBal                        = 422415000.00
  DEFINE #BondBal1                       = 216290000.00
  DEFINE #BondBal2                       = 132945000.00
!
   FULL_DEALNAME:        C-BASS Mortgage Loan Asset-Backed Certificates,
                         Series 2005-CB5
!
   ISSUER:               Credit-Based Asset Servicing and Securitization
   DEAL SIZE:            422415000.00
   PRICING SPEED:        GROUP "1A" PPC 100%
   PRICING SPEED:        GROUP "2F" HEP 23%
!  ISSUE DATE:           20050801
   SETTLEMENT DATE:      20050830
!
  Record date delay:     24
!
 DEFINE TR_INDEXDEPS_ALL
!
DEFINE TRANCHE "CAP_IN", "CAP_IN2", "CAP_IN3", "AV1", "AV2", "AV3", "AF1", "AF2", "AF3", "AF4", "M1", "M2", "M3", "M4", "M5", "M6", "B1", "B2", "B3", "B4",
"B5", "R"
!
 DEFINE SCHEDULE "Cap","Cap2","Cap3"
!
 DEFINE VARNAMES #ReqPerc, #TrigEnhFrac, #CumLossShft, #TrigCumLossFrac,
 #StepDown
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20050801 _
       DEAL_FIRSTPAY_DATE         20050925
!
 DEFINE TABLE "CapRateSch" (33, 2) = "CURDATE" "Rate"
      20050925.1     7.28
      20051025.1     6.29
      20051125.1     6.08
      20051225.1     6.29
      20060125.1     6.09
      20060225.1     6.09
      20060325.1     6.77
      20060425.1     6.09
      20060525.1     6.30
      20060625.1     6.09
      20060725.1     6.31
      20060825.1     6.10
      20060925.1     6.10
      20061025.1     6.31
      20061125.1     6.10
      20061225.1     6.31
      20070125.1     6.11
      20070225.1     6.11
      20070325.1     6.79
      20070425.1     6.13
      20070525.1     6.45
      20070625.1     7.66
      20070725.1     8.02
      20070825.1     7.76
      20070925.1     7.76
      20071025.1     8.03
      20071125.1     7.81
      20071225.1     8.67
      20080125.1     8.42
      20080225.1     8.42
      20080325.1     9.02
      20080425.1     8.44
      20080525.1     8.77
!
  DEFINE DYNAMIC STICKY #CapRate = LOOKUP_TBL( "STEP", Curdate, "CapRateSch", "CURDATE", "Rate" )
!
!
 DEFINE TABLE "Cap2RateSch" (46, 2) = "CURDATE" "Rate"
      20050925.1     7.00
      20051025.1     6.00
      20051125.1     5.78
      20051225.1     6.00
      20060125.1     5.79
      20060225.1     5.79
      20060325.1     6.47
      20060425.1     5.79
      20060525.1     6.00
      20060625.1     5.79
      20060725.1     6.01
      20060825.1     5.80
      20060925.1     5.80
      20061025.1     6.01
      20061125.1     5.80
      20061225.1     6.01
      20070125.1     5.80
      20070225.1     5.80
      20070325.1     6.49
      20070425.1     5.81
      20070525.1     6.10
      20070625.1     6.76
      20070725.1     7.07
      20070825.1     6.82
      20070925.1     6.83
      20071025.1     7.07
      20071125.1     6.86
      20071225.1     7.47
      20080125.1     7.23
      20080225.1     7.24
      20080325.1     7.78
      20080425.1     7.24
      20080525.1     7.53
      20080625.1     8.35
      20080725.1     8.69
      20080825.1     8.40
      20080925.1     8.40
      20081025.1     8.69
      20081125.1     8.42
      20081225.1     9.36
      20090125.1     9.07
      20090225.1     9.08
      20090325.1     0
      20090425.1     9.09
      20090525.1     9.42
      20090625.1     9.42
!
  DEFINE DYNAMIC STICKY #CapRate2 = LOOKUP_TBL( "STEP", Curdate, "Cap2RateSch", "CURDATE", "Rate" )
!
!
 DEFINE TABLE "Cap3RateSch" (24, 2) = "CURDATE" "Rate"
      20050925.1     7.61
      20051025.1     6.58
      20051125.1     6.37
      20051225.1     6.58
      20060125.1     6.36
      20060225.1     6.36
      20060325.1     7.06
      20060425.1     6.36
      20060525.1     6.58
      20060625.1     6.36
      20060725.1     6.58
      20060825.1     6.36
      20060925.1     6.36
      20061025.1     6.58
      20061125.1     6.36
      20061225.1     6.58
      20070125.1     6.36
      20070225.1     6.36
      20070325.1     7.06
      20070425.1     6.36
      20070525.1     6.58
      20070625.1     6.36
      20070725.1     6.58
      20070825.1     6.36
!
  DEFINE DYNAMIC STICKY #CapRate3 = LOOKUP_TBL( "STEP", Curdate, "Cap3RateSch", "CURDATE", "Rate" )
!
!

  DEFINE #FloorCollat        = 0.5% * #OrigCollBal
  DEFINE #SpecOCTarg         = 2.45% * #OrigCollBal
  DEFINE STANDARDIZE OCT_INITVAL         CONSTANT #InitOCTarg    = 2.45% * #OrigCollBal
  DEFINE STANDARDIZE OCT_STEPDOWN_FRAC   CONSTANT #StepOCFrac    = 0.049
  DEFINE STANDARDIZE OC_ACTUAL_VAL                #OC            = 10610961.21
  DEFINE STANDARDIZE OCT_STEPDOWN_MONTH  CONSTANT #StepDownDate  = 37
  DEFINE STANDARDIZE EXCESS_INTEREST              #XSSpread      = 0
  DEFINE STANDARDIZE OCT_FLOOR           CONSTANT #FloorOCTarg   = #FloorCollat
  DEFINE STANDARDIZE OCT_VAL             DYNAMIC SLIPPERY #Octval        = #SpecOCTarg
!
  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1  = ( COLL_I_MISC("COUPON", 1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2  = ( COLL_I_MISC("COUPON", 2) ) / COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate1A  = ( COLL_I_MISC("COUPON","1A") ) / COLL_PREV_BAL("1A") * 1200
!
  DEFINE DYNAMIC STICKY #NetRate2F  = ( COLL_I_MISC("COUPON","2F") ) / COLL_PREV_BAL("2F") * 1200
!
!
  DEFINE DYNAMIC STICKY #NetRateActual360 = #Netrate * 30 / DAYS_DIFF(CURDATE, MONTHS_ADD(CURDATE,-1))
!
ifdef #cmover_3.0g _
  DEFINE DYNAMIC STICKY #LifeCap     = COLL_NET_LIFECAP
  DEFINE DYNAMIC STICKY #LifeCap1    = COLL_NET_LIFECAP(1)
  DEFINE DYNAMIC STICKY #LifeCap2    = COLL_NET_LIFECAP(2)
!
ifndef #cmover_3.0g _
  DEFINE COLLAT WT_BY_PREVBAL #LifeCap =  IF LOAN("LIFE_CAP") GT 0 _
                                           THEN LOAN("LIFE_CAP") - (LOAN("GROSSRATE") - LOAN("NETRATE")) _
                                           ELSE LOAN("NETRATE")
  DEFINE COLLAT WT_BY_PREVBAL GROUP 1 #LifeCap1 =  IF LOAN("LIFE_CAP") GT 0 _
                                                   THEN LOAN("LIFE_CAP") - (LOAN("GROSSRATE") - LOAN("NETRATE")) _
                                                   ELSE LOAN("NETRATE")
  DEFINE COLLAT WT_BY_PREVBAL GROUP 2 #LifeCap2 =  IF LOAN("LIFE_CAP") GT 0 _
                                                   THEN LOAN("LIFE_CAP") - (LOAN("GROSSRATE") - LOAN("NETRATE")) _
                                                   ELSE LOAN("NETRATE")
!
  DEFINE DYNAMIC STICKY #Grp1XSBal = COLL_PREV_BAL(1) - BBAL("AV1#1", "AV2#1", "AV3#1")
  DEFINE DYNAMIC STICKY #Grp2XSBal = COLL_PREV_BAL(2) - BBAL("AF4#1", "AF1#1", "AF2#1", "AF3#1")
  DEFINE DYNAMIC STICKY #AggSubBal = #Grp1XSBal + #Grp2XSBal
  DEFINE DYNAMIC STICKY #MezWacCap = MAX(0, ( #NetRate1 * #Grp1XSBal / #AggSubBal ) + _
                                            ( #NetRate2 * #Grp2XSBal / #AggSubBal ))
  DEFINE DYNAMIC STICKY #MezLifeCap = MAX(0, ( #LifeCap1 * #Grp1XSBal / #AggSubBal ) + _
                                             ( #LifeCap2 * #Grp2XSBal / #AggSubBal ))

!
  DEFINE TABLE "OC_CUMLOSS0" (7, 2) = "MONTH" "OC_CUMLOSS_FRAC0"
      24.1   0.0105
      36.1   0.0235
      48.1   0.037
      60.1   0.0485
      72.1   0.0555
      84.1   0.0555
      360.1   0.0555
!
  DEFINE TABLE "NASSNR_2" (5, 2) = "MONTH" "NAS_FRACSNR_2"
      36.1   0%
      60.1   45%
      72.1   80%
      84.1   100%
      360.1   300%
!
 DEFINE #OPTRED_Cleanup_1mon = 0
 DEFINE #OPTRED_Cleanup_0mon = 0
!
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
!
  INITIAL INDEX    LIBOR_1MO        3.5825
  INITIAL INDEX    LIBOR_6MO       4.02625
  INITIAL INDEX    LIBOR_1YR          4.27
!
DEFINE MACRO #TotalPaybackDue[1] = TOTAL_PAYBACK_DUE({#1})
!
!
Tranche "CAP_IN" PSEUDO HEDGE
   Block 216290000.00 at 0.00 FLOAT NOTIONAL WITH SCHEDULE "Cap" _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE FREQ M _
          Delay 0  Dated 20050830  Next 20050925
     ((1 * MIN(9.83, LIBOR_1MO)) + (-1 * #CapRate))
     0     999
!
Tranche "CAP_IN2" PSEUDO HEDGE
   Block 51529000.00 at 0.00 FLOAT NOTIONAL WITH SCHEDULE "Cap2" _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE FREQ M _
          Delay 0  Dated 20050830  Next 20050925
     ((1 * MIN(9.45, LIBOR_1MO)) + (-1 * #CapRate2))
     0     999
!
Tranche "CAP_IN3" PSEUDO HEDGE
   Block 64094000.00 at 0.00 FLOAT NOTIONAL WITH SCHEDULE "Cap3" _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE FREQ M _
          Delay 0  Dated 20050830  Next 20050925
     ((1 * MIN(9.89, LIBOR_1MO)) + (-1 * #CapRate3))
     0     999
!
Tranche "AV1" SEN_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"AV1"} LT 0.01);
   Block 119831000.00 at 3.6925 GROUP 1  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #NetRate1 * 30 / (IF CURDATE EQ
           DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 0.22 ELSE 0.11 )),
           #LifeCap1 * 30 / NDAYS_ACCRUE_INT("AV1#1")) )
     0     999
!
Tranche "AV2" SEN_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"AV2"} LT 0.01);
   Block 92758000.00 at 3.8225 GROUP 1  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #NetRate1 * 30 /
          (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 0.48 ELSE 0.24 )),
           #LifeCap1 * 30 / NDAYS_ACCRUE_INT("AV2#1")) )
     0     999
!
Tranche "AV3" SEN_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"AV3"} LT 0.01);
   Block 3701000.00 at 3.9525 GROUP 1  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #NetRate1 * 30 /
           (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 0.74 ELSE 0.37 )),
           #LifeCap1 * 30 / NDAYS_ACCRUE_INT("AV3#1")) )
     0     999
!
Tranche "AF1" SEN_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"AF1"} LT 0.01);
   Block 64094000.00 at 3.6925 GROUP 2  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #NetRate2 * 30 /
           (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     (1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 0.22 ELSE 0.11 ))
     0     999
!
Tranche "AF2" SEN_FIX_CAP ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"AF2"} LT 0.01);
   Block 34200000.00 at 4.917 GROUP 2  FREQ M FLOAT _
          COUPONCAP 30360 NONE ( #NetRate2 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20050801  Next 20050925
    ( IF #OPTRED_Cleanup_1mon THEN 5.417 ELSE 4.917 )
    0    999
!
Tranche "AF3" SEN_FIX_CAP ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"AF3"} LT 0.01);
   Block 21356000.00 at 5.404 GROUP 2  FREQ M FLOAT _
          COUPONCAP 30360 NONE ( #NetRate2 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20050801  Next 20050925
    ( IF #OPTRED_Cleanup_1mon THEN 5.904 ELSE 5.404 )
    0    999
!
Tranche "AF4" SEN_NAS_FIX_CAP ! PAID_DOWN_WHEN
 ({#TotalPaybackDue}{"AF4"} LT 0.01);
   Block 13295000.00 at 5.151 GROUP 2  FREQ M FLOAT _
          COUPONCAP 30360 NONE ( #NetRate2 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20050801  Next 20050925
    ( IF #OPTRED_Cleanup_1mon THEN 5.651 ELSE 5.151 )
    0    999
!
Tranche "M1" MEZ_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"M1"} LT 0.01);
   Block 13207000.00 at 4.0525  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #MezWacCap * 30 /
           (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 0.705 ELSE 0.47 )),
      #MezLifeCap * 30 / NDAYS_ACCRUE_INT("M1#1")) )
     0     999
!
Tranche "M2" MEZ_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"M2"} LT 0.01);
   Block 12125000.00 at 4.0725  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #MezWacCap * 30 /
           (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 0.735 ELSE 0.49 )),
           #MezLifeCap * 30 / NDAYS_ACCRUE_INT("M2#1")) )
     0     999
!
Tranche "M3" MEZ_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"M3"} LT 0.01);
   Block 8227000.00 at 4.0925  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #MezWacCap * 30 /
           (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 0.765 ELSE 0.51 )),
           #MezLifeCap * 30 / NDAYS_ACCRUE_INT("M3#1")) )
     0     999
!
Tranche "M4" MEZ_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"M4"} LT 0.01);
   Block 6062000.00 at 4.1825  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #MezWacCap * 30 /
           (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 0.9 ELSE 0.6 )),
           #MezLifeCap * 30 / NDAYS_ACCRUE_INT("M4#1")) )
     0     999
!
Tranche "M5" MEZ_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"M5"} LT 0.01);
   Block 6279000.00 at 4.2425  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #MezWacCap * 30 /
           (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 0.99 ELSE 0.66 )),
           #MezLifeCap * 30 / NDAYS_ACCRUE_INT("M5#1")) )
     0     999
!
Tranche "M6" MEZ_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"M6"} LT 0.01);
   Block 5629000.00 at 4.2925  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #MezWacCap * 30 /
           (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 1.065 ELSE 0.71 )),
           #MezLifeCap * 30 / NDAYS_ACCRUE_INT("M6#1")) )
     0     999
!
Tranche "B1" MEZ_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"B1"} LT 0.01);
   Block 5629000.00 at 4.7825  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #MezWacCap * 30 /
           (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 1.8 ELSE 1.2 )),
           #MezLifeCap * 30 / NDAYS_ACCRUE_INT("B1#1")) )
     0     999
!
Tranche "B2" MEZ_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"B2"} LT 0.01);
   Block 3897000.00 at 4.9825  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #MezWacCap * 30 /
           (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 2.1 ELSE 1.4 )),
           #MezLifeCap * 30 / NDAYS_ACCRUE_INT("B2#1")) )
     0     999
!
Tranche "B3" MEZ_FLT ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"B3"} LT 0.01);
   Block 3681000.00 at 5.3825  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #MezWacCap * 30 /
           (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 25 ELSE 30) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20050830  Next 20050925
     ( MIN((1 * LIBOR_1MO + ( IF #OPTRED_Cleanup_1mon THEN 2.7 ELSE 1.8 )),
           #MezLifeCap * 30 / NDAYS_ACCRUE_INT("B3#1")) )
     0     999
!
Tranche "B4" MEZ_FIX_CAP_NO ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"B4"} LT 0.01);
   Block 4114000.00 at 6  FREQ M FLOAT _
          COUPONCAP 30360 NONE ( #MezWacCap ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20050801  Next 20050925
    ( IF #OPTRED_Cleanup_1mon THEN 6.5 ELSE 6 )
    0    999
!
Tranche "B5" JUN_FIX_CAP_NO ! PAID_DOWN_WHEN ({#TotalPaybackDue}{"B5"} LT 0.01);
   Block 4330000.00 at 6  FREQ M FLOAT _
          COUPONCAP 30360 NONE ( #MezWacCap ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20050801  Next 20050925
    ( IF #OPTRED_Cleanup_1mon THEN 6.5 ELSE 6 )
    0    999
!
Tranche "R" JUN_RES_NO
   Block 433025961.21 at 0 NOTIONAL WITH GROUP 0 SURPLUS _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M   Delay 24  Dated 20050801  Next 20050925
!
  Tranche "#OC"             SYMVAR
  Tranche "#SpecOCTarg"     SYMVAR
!
!
PRICING _
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20050801 Next 20050925 Settle 20050830
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20050801 Next 20050925 Settle 20050830
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20050801 Next 20050925 Settle 20050830
!
ifdef #_CMOVER_3.1a2 _
  define MACRO #HB_Grp1_Corridor = BALANCE NOTIONAL WITH TRANCHE "CAP_IN"
  define MACRO #HB_Mez_Corridor = BALANCE NOTIONAL WITH TRANCHE "CAP_IN2"
  define MACRO #HB_AF1_Corridor = BALANCE NOTIONAL WITH TRANCHE "CAP_IN3"
 !
ifndef #_CMOVER_3.1a2 _
  define MACRO #HB_Grp1_Corridor =
  define MACRO #HB_Mez_Corridor =
  define MACRO #HB_AF1_Corridor =
 !
  HEDGE "Grp1_Corridor" _
                     TYPE  CAP {#HB_Grp1_Corridor} _
                     LEG   "FLT"      DEAL_RECEIVES   OPTIMAL_INTPMT  "CAP_IN"
!
  HEDGE "Mez_Corridor" _
                     TYPE  CAP {#HB_Mez_Corridor} _
                     LEG   "FLT"      DEAL_RECEIVES   OPTIMAL_INTPMT  "CAP_IN2"
!
  HEDGE "AF1_Corridor" _
                     TYPE  CAP {#HB_AF1_Corridor} _
                     LEG   "FLT"      DEAL_RECEIVES   OPTIMAL_INTPMT  "CAP_IN3"
!

  CLASS "RESID"    NO_BUILD_TRANCHE _
                    = "R#1"
  CLASS "AV1"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "AV1"
  CLASS "AV2"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "AV2"
  CLASS "AV3"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "AV3"
  CLASS "AF4"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "AF4"
  CLASS "AF1"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "AF1"
  CLASS "AF2"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "AF2"
  CLASS "AF3"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "AF3"
  CLASS "M1"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M1"
  CLASS "M2"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M2"
  CLASS "M3"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M3"
  CLASS "M4"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M4"
  CLASS "M5"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M5"
  CLASS "M6"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M6"
  CLASS "B1"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "B1"
  CLASS "B2"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "B2"
  CLASS "B3"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "B3"
  CLASS "B4"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "B4"
  CLASS "B5"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "B5"
  CLASS "SNR_1"     WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "AV1" "AV2" "AV3"
  CLASS "AFNN"      DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "AF1" "AF2" "AF3"
  CLASS "SNR_2"     WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "AF4" "AFNN"
  CLASS "SNR"       DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "SNR_1" "SNR_2"
!
!
  CLASS "ROOT" _
                 WRITEDOWN_BAL RULES _
                 DISTRIB_CLASS RULES _
                 SHORTFALL_PAYBACK PRINCIPAL_LOSS TRUE _
                 SHORTFALL_EARN_INT INTEREST TRUE _
                 PRORATA_INTSHORT_BASE ACCRUAL _
                   = "SNR" "M1" "M2" "M3" "M4" "M5" "M6" "B1" "B2" "B3" "B4"
                     "B5"  "RESID"
!

  DEFINE PSEUDO_TRANCHE CLASS "SNR"          Delay 24  Dated 20050801  Next 20050925 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20050801  Next 20050925 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20050801  Next 20050925 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "AFNN"         Delay 24  Dated 20050801  Next 20050925 DAYCOUNT 30360 BUSINESS_DAY NONE

!
!
  CROSSOVER When 0
!
ifdef #cmover_3.1b1 _
  DEFINE MACRO #DelinqTrigType  = TYPE CASHFLOW DELINQ
  DEFINE MACRO #CumLossTrigType = TYPE CASHFLOW CUM_LOSS
!
ifndef #cmover_3.1b1 _
  DEFINE MACRO #DelinqTrigType  =
  DEFINE MACRO #CumLossTrigType  =
!
TRIGGER "StepUp-CumLoss" _
        FULL_NAME   "Step Up Cumulative Loss Trigger" _
        {#CumLossTrigType} _
        ORIG_TESTVAL   0.000% _
        TESTVAL        ( #TrigCumLossFrac); _
        ORIG_TARGETVAL  1.05% _
        TARGETVAL       (#CumLossShft); _
        TRIGVAL          LODIFF
!
TRIGGER "StepUp-DlqEnh" _
        FULL_NAME   "Step Up Enhancement Delinquency Trigger" _
        {#DelinqTrigType} _
        ORIG_TESTVAL   0.000% _
        TESTVAL        ( #TrigEnhFrac); _
        ORIG_TARGETVAL  7.35303841156041% _
        TARGETVAL       (#ReqPerc); _
        TRIGVAL          LODIFF
!
TRIGGER "STEPUP_TRIGGER" _
        FULL_NAME   "Step Up Trigger" _
        DEFINITION "A Step Up Trigger exists, if_
;(1) a percentage calculated as the quotient of the amount of cumulative_
 realized losses divided by the original collateral balance exceeds the target defined by a schedule;_
                       Month <=          %;_
                            24           1.05%;  _
                            36           2.35%;  _
                            48           3.70%;  _
                            60           4.85%;  _
                            72           5.55%;  _
                            84           5.55%;  _
                            360          5.55%;  _
_
 or;(2) the aggregate principal balance of all delinquent loans * 1_
 as a percentage of the respective collateral balance exceeds :_
 38% * the Senior Enhancement Percentage."_
        IMPACT     "If a Step Up Trigger is in effect the OC target will
 change to_ the last value before the trigger occurred if a stepdown has_ occurred. It has no effect if a stepdown has not occurred." _
        EFFECTIVE_WHEN (If #StepDown Then TRIG_EFFECTIVE_YES Else TRIG_EFFECTIVE_NO); _
        TRIGVAL FORMULA ( min(TRIGGER("StepUp-CumLoss","TRIGVAL"), TRIGGER("StepUp-DlqEnh","TRIGVAL")));
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          COLL_FRAC 10% _
                          PRICE_P ( COLL_BAL ); _
                          DISTR_P RULES "OPTR_DEAL"
!
 DEFINE DYNAMIC STICKY #OPTRED_Cleanup_0mon = OPTREDEEM ("Cleanup",
 "REDEEMABLE")
!
!
 INTEREST_SHORTFALL GROUP 1   FULL_PREPAY    Compensate Pro_rata _
                              PARTIAL_PREPAY Compensate Pro_rata _
                              LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2   FULL_PREPAY    Compensate Pro_rata _
                              PARTIAL_PREPAY Compensate Pro_rata _
                              LOSS           NO_Compensate SUBORDINATED ACCUM
!
ifndef #cmover_3.1b  RATING_AGENCY  DB = "Dominion Bond Rating Service"
!
    Tranche      Cusip         Stated Maturity
    AV1           XXXXXXXXX     20350125
    AV2           XXXXXXXXX     20350125
    AV3           XXXXXXXXX     20350125
    AF4           XXXXXXXXX     20350125
    AF1           XXXXXXXXX     20350125
    AF2           XXXXXXXXX     20350125
    AF3           XXXXXXXXX     20350125
    M1            XXXXXXXXX     20350125
    M2            XXXXXXXXX     20350125
    M3            XXXXXXXXX     20350125
    M4            XXXXXXXXX     20350125
    M5            XXXXXXXXX     20350125
    M6            XXXXXXXXX     20350125
    B1            XXXXXXXXX     20350125
    B2            XXXXXXXXX     20350125
    B3            XXXXXXXXX     20350125
    B4            XXXXXXXXX     20350125
    B5            XXXXXXXXX     20350125
    R             XXXXXXXXX     20350125
!
  TRANCHE MISCINFO
  AV1           RATING FT "AAA"  MD "Aaa"  SP "AAA"  DB "AAA"
  AV2           RATING FT "AAA"  MD "Aaa"  SP "AAA"  DB "AAA"
  AV3           RATING FT "AAA"  MD "Aaa"  SP "AAA"  DB "AAA"
  AF4           RATING FT "AAA"  MD "Aaa"  SP "AAA"  DB "AAA"
  AF1           RATING FT "AAA"  MD "Aaa"  SP "AAA"  DB "AAA"
  AF2           RATING FT "AAA"  MD "Aaa"  SP "AAA"  DB "AAA"
  AF3           RATING FT "AAA"  MD "Aaa"  SP "AAA"  DB "AAA"
  M1            RATING FT "AA+"  MD "Aa1"  SP "AA+"  DB "AA (high)"
  M2            RATING FT "AA"   MD "Aa2"  SP "AA+"  DB "AA"
  M3            RATING FT "AA-"  MD "Aa3"  SP "AA"   DB "AA"
  M4            RATING FT "A+"   MD "A1"   SP "AA"   DB "AA (low)"
  M5            RATING FT "A"    MD "A2"   SP "AA-"  DB "A (high)"
  M6            RATING FT "A-"   MD "A3"   SP "A+"   DB "A"
  B1            RATING FT "BBB+" MD "Baa1" SP "A"    DB "A (low)"
  B2            RATING FT "BBB+" MD "Baa2" SP "A-"   DB "A (low)"
  B3            RATING FT "BBB"  MD "Baa3" SP "BBB+" DB "BBB (high)"
  B4            RATING FT "BBB-" MD "Ba1"  SP "BBB"  DB "BBB"
  B5            RATING FT "BB+"  MD "Ba2"  SP "BBB-" DB "BBB (low)"
  R             RATING FT "NR"   MD "NR"   SP "NR"   DB "NR"
!
 DEFINE MACRO BLOCK #SNR_Int =
{
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTEREST PRO_RATA  ( "SNR_1"; "SNR_2" )
------------------------------------
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "AV1"; "AV2"; "AV3" )
------------------------------------
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "AF4"; "AFNN" )
------------------------------------
------------------------------------
        from :  CLASS ( "AFNN" )
         pay :  CLASS INTEREST PRO_RATA  ( "AF1"; "AF2"; "AF3" )
------------------------------------
}
 DEFINE MACRO BLOCK #SNR_InS =
{
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SNR_1"; "SNR_2" )
------------------------------------
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AV1"; "AV2"; "AV3" )
------------------------------------
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AF4"; "AFNN" )
------------------------------------
------------------------------------
        from :  CLASS ( "AFNN" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AF1"; "AF2"; "AF3" )
------------------------------------
}
 DEFINE MACRO BLOCK #SNR_Prn[1] =
{

------------------------------------
        when :  IS_TRUE( {#1} )
   calculate :  #SeniorPrinc         = MIN(CASH_ACCOUNT("SNR"), #PrincPmt / #DistribAmt * #ClassSNRPDA)
   calculate :  #SeniorXtraP         = MIN(MAX(0, CASH_ACCOUNT("SNR") - #SeniorPrinc), #ClassSNRPDA - #SeniorPrinc)
!
   calculate :  #SeniorPDA1          = MIN( BBAL("SNR_1"), (#SeniorPrinc * #PrincFrac1) + (#SeniorXtraP * #XtraPFrac1))
   calculate :  #SeniorPDA2          = MIN( BBAL("SNR_2"), (#SeniorPrinc * #PrincFrac2) + (#SeniorXtraP * #XtraPFrac2))
------------------------------------
        from :  SUBACCOUNT ( #SeniorPDA1, CLASS "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #SeniorPDA2, CLASS "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS BALANCE PRO_RATA ( "SNR_1"; "SNR_2" )
------------------------------------
!
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AV1", "AV2", "AV3" )
------------------------------------
!
   calculate :  #NasCeilSNR_2 = MIN ( BBAL("AF4"), CASH_ACCOUNT("SNR_2"), #NasFracSNR_2 * #NasShiftSNR_2 * CASH_ACCOUNT("SNR_2") )

------------------------------------
  subject to :  CEILING ( #NasCeilSNR_2 )
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE SEQUENTIAL ("AF4")
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE SEQUENTIAL ("AFNN", "AF4")
------------------------------------
!
        from :  CLASS ( "AFNN" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AF1", "AF2", "AF3" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "AV1" )
         pay :  SEQUENTIAL ( "AV1#1" )
------------------------------------
        from :  CLASS ( "AV2" )
         pay :  SEQUENTIAL ( "AV2#1" )
------------------------------------
        from :  CLASS ( "AV3" )
         pay :  SEQUENTIAL ( "AV3#1" )
------------------------------------
        from :  CLASS ( "AF4" )
         pay :  SEQUENTIAL ( "AF4#1" )
------------------------------------
        from :  CLASS ( "AF1" )
         pay :  SEQUENTIAL ( "AF1#1" )
------------------------------------
        from :  CLASS ( "AF2" )
         pay :  SEQUENTIAL ( "AF2#1" )
------------------------------------
        from :  CLASS ( "AF3" )
         pay :  SEQUENTIAL ( "AF3#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #M1_Prn =
{
------------------------------------
        from :  CLASS ( "M1" )
         pay :  SEQUENTIAL ( "M1#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #M2_Prn =
{
------------------------------------
        from :  CLASS ( "M2" )
         pay :  SEQUENTIAL ( "M2#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #M3_Prn =
{
------------------------------------
        from :  CLASS ( "M3" )
         pay :  SEQUENTIAL ( "M3#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #M4_Prn =
{
------------------------------------
        from :  CLASS ( "M4" )
         pay :  SEQUENTIAL ( "M4#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #M5_Prn =
{
------------------------------------
        from :  CLASS ( "M5" )
         pay :  SEQUENTIAL ( "M5#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #M6_Prn =
{
------------------------------------
        from :  CLASS ( "M6" )
         pay :  SEQUENTIAL ( "M6#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #B1_Prn =
{
------------------------------------
        from :  CLASS ( "B1" )
         pay :  SEQUENTIAL ( "B1#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #B2_Prn =
{
------------------------------------
        from :  CLASS ( "B2" )
         pay :  SEQUENTIAL ( "B2#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #B3_Prn =
{
------------------------------------
        from :  CLASS ( "B3" )
         pay :  SEQUENTIAL ( "B3#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #B4_Prn =
{
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #B5_Prn =
{
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
}
!
!
 CMO Block Payment Rules
------------------------------------
   calculate : #CC_AV1_BAL           = BBAL("AV1")
   calculate : #CC_AV2_BAL           = BBAL("AV2")
   calculate : #CC_AV3_BAL           = BBAL("AV3")
   calculate : #CC_AF4_BAL           = BBAL("AF4")
   calculate : #CC_AF1_BAL           = BBAL("AF1")
   calculate : #CC_AF2_BAL           = BBAL("AF2")
   calculate : #CC_AF3_BAL           = BBAL("AF3")
   calculate : #CC_M1_BAL            = BBAL("M1")
   calculate : #CC_M2_BAL            = BBAL("M2")
   calculate : #CC_M3_BAL            = BBAL("M3")
   calculate : #CC_M4_BAL            = BBAL("M4")
   calculate : #CC_M5_BAL            = BBAL("M5")
   calculate : #CC_M6_BAL            = BBAL("M6")
   calculate : #CC_B1_BAL            = BBAL("B1")
   calculate : #CC_B2_BAL            = BBAL("B2")
   calculate : #CC_B3_BAL            = BBAL("B3")
   calculate : #CC_B4_BAL            = BBAL("B4")
   calculate : #CC_B5_BAL            = BBAL("B5")
------------------------------------
   calculate : #HedgePaySave = 0.00 + 0.00 + 0.00
------------------------------------
   calculate :  #Princ               = COLL_P
!
   calculate :  #Interest            = COLL_I
!
   calculate :  #PrevSpecOC          = #SpecOCTarg
!
   calculate :  #CurrentOC           = MAX( 0, COLL_BAL - (BBAL("AV1#1",
                                       "AV2#1", "AV3#1", "AF4#1", "AF1#1",
                                       "AF2#1", "AF3#1", "M1#1", "M2#1", "M3#1",
                                       "M4#1", "M5#1", "M6#1", "B1#1", "B2#1",
                                       "B3#1", "B4#1", "B5#1") - #Princ))
!
   calculate :  #XSSpread            = #Interest -
                                       CAPPED_OPTIMAL_INTPMT("AV1#1", "AV2#1",
                                       "AV3#1", "AF4#1", "AF1#1", "AF2#1",
                                       "AF3#1", "M1#1", "M2#1", "M3#1", "M4#1",
                                       "M5#1", "M6#1", "B1#1", "B2#1", "B3#1",
                                       "B4#1", "B5#1") - INTSHORT_ACCUM("SNR")
!
   calculate :  #FloorOCTotal        = #FloorOCTarg
!
   calculate :  #StepOCTarg          = COLL_BAL * #StepOCFrac
!
   calculate :  #StepDownDatePass    = CURMONTH GE #StepDownDate
!
!
   calculate :  #SenEnhancePct       = (COLL_PREV_BAL - BBAL("SNR") ) / COLL_BAL
!
   calculate :  #StepDownBal         = (#SenEnhancePct - #SpecSenEnhPct) + 1E-8
                                       GE 0.00

!
   calculate :  #StepDown            = #StepDown OR ( BBAL("SNR") LT 0.01 ) OR (
                                       #StepDownDatePass AND #StepDownBal )
!
   calculate :  #ReqPerc             = 38% * (COLL_PREV_BAL - BBAL("SNR") ) /
                                       COLL_BAL
!
   calculate :  #TrigEnhFrac         = 1 * AVG_COLL("RATE",-1,2,6)
!
   calculate :  #CumLossShft         = LOOKUP_TBL( "STEP",  CURMONTH     ,
                                       "OC_CUMLOSS0", "MONTH",
                                       "OC_CUMLOSS_FRAC0" )
   calculate :  #TrigCumLossFrac     = DELINQ_LOSS_ACCUM / #OrigCollBal
!
   calculate :  #TrigEvent           = TRIGGER("STEPUP_TRIGGER")
!
   calculate :  #TrigOCTargPost      = #PrevSpecOC
!

   calculate :  #SpecOCTarg          = IF #StepDown _
                                     THEN IF #TrigEvent _
                                          THEN MAX( MIN( #InitOCTarg, #StepOCTarg ) , #TrigOCTargPost, #FloorOCTotal ) _
                                          ELSE MAX( MIN( #InitOCTarg, #StepOCTarg ) , #FloorOCTotal )  _
                                     ELSE MAX ( #InitOCTarg, #FloorOCTotal )

!
   calculate :  #SpecOCTarg          = MIN( #SpecOCTarg, COLL_BAL )
!
   calculate :  #SpecOCTarg          = #Octval
!
   calculate :  #OCDeficiency        = MAX(0, #SpecOCTarg - #CurrentOC)
!
   calculate :  #OCSurplus           = MINMAX(0, #CurrentOC - #SpecOCTarg,
                                       COLL_P)

!
   calculate :  #PrincPmt            = MAX(0, COLL_P - #OCSurplus)
!
!
   calculate :  #NasShiftSNR_2       = LOOKUP_TBL( "STEP", CURMONTH ,
                                       "NASSNR_2", "MONTH", "NAS_FRACSNR_2" )
!
   calculate :  #NasFracSNR_2        = BBAL("AF4")/ BBAL("AF4", "AFNN")
!
   calculate :  #XSIntRem            =

                                       MAX( 0, #Interest -
                                       CAPPED_OPTIMAL_INTPMT("AV1#1", "AV2#1",
                                       "AV3#1", "AF4#1", "AF1#1", "AF2#1",
                                       "AF3#1", "M1#1", "M2#1", "M3#1", "M4#1",
                                       "M5#1", "M6#1", "B1#1", "B2#1", "B3#1",
                                       "B4#1", "B5#1") - INTSHORT_ACCUM("SNR") +
                                       #OCSurplus)
!
   calculate :  #SubDefic            = MAX ( 0, ( BBAL("ROOT") - #Princ ) -
                                       COLL_BAL )
!
   calculate :  #AddPrinc            = MIN( #XSIntRem, #SubDefic, #BondBal )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #AddPrinc )
!
   calculate :  #XtraPDA             = MIN( #OCDeficiency, #XSIntRem )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #XtraPDA )
!
!
   calculate :  #DistribAmt          = #PrincPmt + #AddPrinc + #XtraPDA
!

   calculate :  #ClassSNRPDA         = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3") _
                                        - MIN(COLL_BAL - #FloorOCTotal, #SNRTargPct * COLL_BAL)
   calculate :  #ClassSNRPDA         = MAX( 0.0, MIN(BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3"), #ClassSNRPDA ))
   calculate :  #ClassSNRPDA         = MAX( 0, MIN( #ClassSNRPDA, #DistribAmt ) )
!
!
   calculate :  #ClassM1PDA          = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3", "M1") - #ClassSNRPDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #M1TargPct * COLL_BAL)
   calculate :  #ClassM1PDA          = MAX( 0.0, MIN(BBAL("M1"), #ClassM1PDA ))
   calculate :  #ClassM1PDA          = MAX( 0, MIN( #ClassM1PDA, #DistribAmt - #ClassSNRPDA ) )
!
!
   calculate :  #ClassM2PDA          = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassM1PDA _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3", "M1", "M2") - #ClassSNRPDA -
                                         #ClassM1PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #M2TargPct * COLL_BAL)
   calculate :  #ClassM2PDA          = MAX( 0.0, MIN(BBAL("M2"), #ClassM2PDA ))
   calculate :  #ClassM2PDA          = MAX( 0, MIN( #ClassM2PDA, #DistribAmt - #ClassSNRPDA - #ClassM1PDA ) )
!
!
   calculate :  #ClassM3PDA          = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3", "M1", "M2", "M3")
                              - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #M3TargPct * COLL_BAL)
   calculate :  #ClassM3PDA          = MAX( 0.0, MIN(BBAL("M3"), #ClassM3PDA ))
   calculate :  #ClassM3PDA          = MAX( 0, MIN( #ClassM3PDA, #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA ) )
!
!
   calculate :  #ClassM4PDA          = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3", "M1", "M2", "M3", "M4")
                                        - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #M4TargPct * COLL_BAL)
   calculate :  #ClassM4PDA          = MAX( 0.0, MIN(BBAL("M4"), #ClassM4PDA ))
   calculate :  #ClassM4PDA          = MAX( 0, MIN( #ClassM4PDA, #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA
                                        - #ClassM3PDA ) )
!
!
   calculate :  #ClassM5PDA          = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA - #ClassM4PDA _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3", "M1", "M2", "M3", "M4", "M5")
                                        - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA - #ClassM4PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #M5TargPct * COLL_BAL)
   calculate :  #ClassM5PDA          = MAX( 0.0, MIN(BBAL("M5"), #ClassM5PDA ))
   calculate :  #ClassM5PDA          = MAX( 0, MIN( #ClassM5PDA, #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA
                                        - #ClassM3PDA - #ClassM4PDA ) )
!
!
   calculate :  #ClassM6PDA          = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA - #ClassM4PDA
                                        - #ClassM5PDA _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3", "M1", "M2", "M3", "M4", "M5",
                                        "M6") - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA - #ClassM4PDA - #ClassM5PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #M6TargPct * COLL_BAL)
   calculate :  #ClassM6PDA          = MAX( 0.0, MIN(BBAL("M6"), #ClassM6PDA ))
   calculate :  #ClassM6PDA          = MAX( 0, MIN( #ClassM6PDA, #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA
                                        - #ClassM3PDA - #ClassM4PDA - #ClassM5PDA ) )
!
!
   calculate :  #ClassB1PDA          = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA - #ClassM4PDA
                                        - #ClassM5PDA - #ClassM6PDA _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3", "M1", "M2", "M3", "M4", "M5",
                                        "M6", "B1") - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA - #ClassM4PDA
                                        - #ClassM5PDA - #ClassM6PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #B1TargPct * COLL_BAL)
   calculate :  #ClassB1PDA          = MAX( 0.0, MIN(BBAL("B1"), #ClassB1PDA ))
   calculate :  #ClassB1PDA          = MAX( 0, MIN( #ClassB1PDA, #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA
                                        - #ClassM3PDA - #ClassM4PDA - #ClassM5PDA - #ClassM6PDA ) )
!
!
   calculate :  #ClassB2PDA          = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA - #ClassM4PDA
                                        - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3", "M1", "M2", "M3", "M4", "M5",
                                        "M6", "B1", "B2") - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA - #ClassM4PDA
                                        - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #B2TargPct * COLL_BAL)
   calculate :  #ClassB2PDA          = MAX( 0.0, MIN(BBAL("B2"), #ClassB2PDA ))
   calculate :  #ClassB2PDA          = MAX( 0, MIN( #ClassB2PDA, #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA
                                        - #ClassM3PDA - #ClassM4PDA - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA ) )
!
!
   calculate :  #ClassB3PDA          = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA - #ClassM4PDA
                                        - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA - #ClassB2PDA _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3", "M1", "M2", "M3", "M4", "M5",
                                        "M6", "B1", "B2", "B3") - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA
                                        - #ClassM4PDA - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA - #ClassB2PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #B3TargPct * COLL_BAL)
   calculate :  #ClassB3PDA          = MAX( 0.0, MIN(BBAL("B3"), #ClassB3PDA ))
   calculate :  #ClassB3PDA          = MAX( 0, MIN( #ClassB3PDA, #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA
                                        - #ClassM3PDA - #ClassM4PDA - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA - #ClassB2PDA ) )
!
!
   calculate :  #ClassB4PDA          = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA - #ClassM4PDA
                                        - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA - #ClassB2PDA - #ClassB3PDA _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3", "M1", "M2", "M3", "M4", "M5",
                                        "M6", "B1", "B2", "B3", "B4") - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA
                                        - #ClassM4PDA - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA - #ClassB2PDA - #ClassB3PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #B4TargPct * COLL_BAL)
   calculate :  #ClassB4PDA          = MAX( 0.0, MIN(BBAL("B4"), #ClassB4PDA ))
   calculate :  #ClassB4PDA          = MAX( 0, MIN( #ClassB4PDA, #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA
                                        - #ClassM3PDA - #ClassM4PDA - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA - #ClassB2PDA
                                        - #ClassB3PDA ) )
!
!
   calculate :  #ClassB5PDA          = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA - #ClassM3PDA - #ClassM4PDA
                                        - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA - #ClassB2PDA - #ClassB3PDA - #ClassB4PDA _
                                        ELSE BBAL("AV1", "AV2", "AV3", "AF4", "AF1", "AF2", "AF3", "M1", "M2", "M3", "M4", "M5",
                                        "M6", "B1", "B2", "B3", "B4", "B5") - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA
                                        - #ClassM3PDA - #ClassM4PDA - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA - #ClassB2PDA
                                        - #ClassB3PDA - #ClassB4PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #B5TargPct * COLL_BAL)
   calculate :  #ClassB5PDA          = MAX( 0.0, MIN(BBAL("B5"), #ClassB5PDA ))
   calculate :  #ClassB5PDA          = MAX( 0, MIN( #ClassB5PDA, #DistribAmt - #ClassSNRPDA - #ClassM1PDA - #ClassM2PDA
                                        - #ClassM3PDA - #ClassM4PDA - #ClassM5PDA - #ClassM6PDA - #ClassB1PDA - #ClassB2PDA
                                        - #ClassB3PDA - #ClassB4PDA ) )

!
!
   calculate :  #PrincFrac1          = COLL_P(1) / COLL_P
   calculate :  #PrincFrac2          = COLL_P(2) / COLL_P
!
   calculate :  #XtraPFrac1          = COLL_P(1) / COLL_P
   calculate :  #XtraPFrac2          = COLL_P(2) / COLL_P
!
  calculate :  "SNR" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassSNRPDA
!
  calculate :  "M1" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassM1PDA
!
  calculate :  "M2" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassM2PDA
!
  calculate :  "M3" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassM3PDA
!
  calculate :  "M4" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassM4PDA
!
  calculate :  "M5" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassM5PDA
!
  calculate :  "M6" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassM6PDA
!
  calculate :  "B1" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassB1PDA
!
  calculate :  "B2" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassB2PDA
!
  calculate :  "B3" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassB3PDA
!
  calculate :  "B4" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassB4PDA
!
  calculate :  "B5" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassB5PDA
!
------------------------------------
!
------------------------------------  Pay Interest to SNR  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "SNR" )
------------------------------------
  {#SNR_Int}
------------------------------------
!
------------------------------------  Pay Interest Shortfall to SNR  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "SNR" )
------------------------------------
  {#SNR_InS}
------------------------------------
!
------------------------------------  Pay Interest to M1  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "M1" )
------------------------------------
!
------------------------------------  Pay Interest to M2  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "M2" )
------------------------------------
!
------------------------------------  Pay Interest to M3  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "M3" )
------------------------------------
!
------------------------------------  Pay Interest to M4  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "M4" )
------------------------------------
!
------------------------------------  Pay Interest to M5  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "M5" )
------------------------------------
!
------------------------------------  Pay Interest to M6  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "M6" )
------------------------------------
!
------------------------------------  Pay Interest to B1  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "B1" )
------------------------------------
!
------------------------------------  Pay Interest to B2  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "B2" )
------------------------------------
!
------------------------------------  Pay Interest to B3  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "B3" )
------------------------------------
!
------------------------------------  Pay Interest to B4  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "B4" )
------------------------------------
!
------------------------------------  Pay Interest to B5  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "B5" )
------------------------------------
!
------------------------------------  Pay Principal to SNR  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "SNR" )
------------------------------------
  {#SNR_Prn}{1}
------------------------------------
!
------------------------------------  Pay Principal to M1  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "M1" )
------------------------------------
  {#M1_Prn}
------------------------------------
!
------------------------------------  Pay Principal to M2  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "M2" )
------------------------------------
  {#M2_Prn}
------------------------------------
!
------------------------------------  Pay Principal to M3  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "M3" )
------------------------------------
  {#M3_Prn}
------------------------------------
!
------------------------------------  Pay Principal to M4  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "M4" )
------------------------------------
  {#M4_Prn}
------------------------------------
!
------------------------------------  Pay Principal to M5  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "M5" )
------------------------------------
  {#M5_Prn}
------------------------------------
!
------------------------------------  Pay Principal to M6  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "M6" )
------------------------------------
  {#M6_Prn}
------------------------------------
!
------------------------------------  Pay Principal to B1  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "B1" )
------------------------------------
  {#B1_Prn}
------------------------------------
!
------------------------------------  Pay Principal to B2  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "B2" )
------------------------------------
  {#B2_Prn}
------------------------------------
!
------------------------------------  Pay Principal to B3  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "B3" )
------------------------------------
  {#B3_Prn}
------------------------------------
!
------------------------------------  Pay Principal to B4  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "B4" )
------------------------------------
  {#B4_Prn}
------------------------------------
!
------------------------------------  Pay Principal to B5  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "B5" )
------------------------------------
  {#B5_Prn}
------------------------------------
!
------------------------------------  Pay Interest Shortfall to M1  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "M1" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to M1  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "M1" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to M2  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "M2" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to M2  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "M2" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to M3  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "M3" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to M3  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "M3" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to M4  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "M4" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to M4  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "M4" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to M5  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "M5" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to M5  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "M5" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to M6  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "M6" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to M6  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "M6" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to B1  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "B1" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to B1  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "B1" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to B2  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "B2" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to B2  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "B2" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to B3  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "B3" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to B3  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "B3" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to B4  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "B4" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to B4  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "B4" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to B5  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "B5" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to B5  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "B5" )
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to SNR
From Cash Account
        from :  CLASS ( "ROOT" )
         pay : COUPONCAP_SHORT PRO_RATA ( "AV1#1"; "AV2#1"; "AV3#1"; "AF4#1"; "AF1#1"; "AF2#1"; "AF3#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to M1
  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  COUPONCAP_SHORT PRO_RATA ( "M1#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to M2
  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  COUPONCAP_SHORT PRO_RATA ( "M2#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to M3
  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  COUPONCAP_SHORT PRO_RATA ( "M3#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to M4
  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  COUPONCAP_SHORT PRO_RATA ( "M4#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to M5
  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  COUPONCAP_SHORT PRO_RATA ( "M5#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to M6
  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  COUPONCAP_SHORT PRO_RATA ( "M6#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to B1
  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  COUPONCAP_SHORT PRO_RATA ( "B1#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to B2
  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  COUPONCAP_SHORT PRO_RATA ( "B2#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to B3
  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  COUPONCAP_SHORT PRO_RATA ( "B3#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to B4
  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  COUPONCAP_SHORT PRO_RATA ( "B4#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall to B5
  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  COUPONCAP_SHORT PRO_RATA ( "B5#1" )
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall From
 Hedge Grp1_Corridor
   calculate : #AV1_BAL_CCS         = #CC_AV1_BAL
   calculate : #AV2_BAL_CCS         = #CC_AV2_BAL
   calculate : #AV3_BAL_CCS         = #CC_AV3_BAL
------------------------------------
        from :  HEDGE ("Grp1_Corridor")
  subject to :  PROPORTION ( (#AV1_BAL_CCS); (#AV2_BAL_CCS); (#AV3_BAL_CCS) )
         pay :  COUPONCAP_SHORT ASIS CONCURRENT("AV1#1"; "AV2#1"; "AV3#1")
------------------------------------
        from :  HEDGE ("Grp1_Corridor")
         pay :  COUPONCAP_SHORT PRO_RATA("AV1#1"; "AV2#1"; "AV3#1")
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall From
 Hedge Mez_Corridor
   calculate : #M1_BAL_CCS          = #CC_M1_BAL
   calculate : #M2_BAL_CCS          = #CC_M2_BAL
   calculate : #M3_BAL_CCS          = #CC_M3_BAL
   calculate : #M4_BAL_CCS          = #CC_M4_BAL
   calculate : #M5_BAL_CCS          = #CC_M5_BAL
   calculate : #M6_BAL_CCS          = #CC_M6_BAL
------------------------------------
        from :  HEDGE ("Mez_Corridor")
  subject to :  PROPORTION ( (#M1_BAL_CCS); (#M2_BAL_CCS); (#M3_BAL_CCS);
                (#M4_BAL_CCS); (#M5_BAL_CCS); (#M6_BAL_CCS) )
         pay :  COUPONCAP_SHORT ASIS CONCURRENT("M1#1"; "M2#1"; "M3#1";
                "M4#1"; "M5#1"; "M6#1")
------------------------------------
        from :  HEDGE ("Mez_Corridor")
         pay :  COUPONCAP_SHORT SEQUENTIAL("M1#1", "M2#1", "M3#1", "M4#1",
                "M5#1", "M6#1")
------------------------------------
------------------------------------
!
------------------------------------  Payback Basis Risk Shortfall From
 Hedge AF1_Corridor
        from :  HEDGE ("AF1_Corridor")
         pay :  COUPONCAP_SHORT PRO_RATA("AF1#1")
------------------------------------
------------------------------------
        from :  HEDGE ("Grp1_Corridor")
         pay :  AS_INTEREST ("R#1")
------------------------------------
        from :  HEDGE ("Mez_Corridor")
         pay :  AS_INTEREST ("R#1")
------------------------------------
        from :  HEDGE ("AF1_Corridor")
         pay :  AS_INTEREST ("R#1")
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  AS_INTEREST ("R#1")
------------------------------------
   calculate :  #WriteDown = MAX(0.0, BBAL("AV1#1","AV2#1","AV3#1","AF4#1",
                "AF1#1","AF2#1","AF3#1","M1#1","M2#1","M3#1","M4#1","M5#1",
                "M6#1","B1#1","B2#1","B3#1","B4#1","B5#1") - COLL_BAL)
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B3#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B2#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B1#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M6#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M5#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M4#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M3#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M2#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M1#1" )
------------------------------------
   calculate : #BondBal     = BBAL("AV1#1","AV2#1","AV3#1","AF4#1","AF1#1",
                              "AF2#1","AF3#1","M1#1","M2#1","M3#1","M4#1",
                              "M5#1","M6#1","B1#1","B2#1","B3#1","B4#1","B5#1")
   calculate : #BondBal1    = BBAL("SNR_1")
   calculate : #BondBal2    = BBAL("SNR_2")
   calculate : #OC          = MAX( 0, COLL_BAL - #BondBal )
------------------------------------
   calculate :  #OPTRED_Cleanup_1mon = #OPTRED_Cleanup_0mon
------------------------------------
------------------------------------
 calculate: #CallBalDeal = COLL_BAL
------------------------------------
---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalDeal)
         pay :  CLASS BALANCE SEQUENTIAL ( "ROOT" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "ROOT" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "AV1#1"; "AV2#1"; "AV3#1"; "AF4#1"; "AF1#1";
                "AF2#1"; "AF3#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "M1#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "M2#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "M3#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "M4#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "M5#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "M6#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "B1#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "B2#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "B3#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "B4#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  PRO_RATA ( "B5#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  AS_INTEREST ("R#1")
------------------------------------
Schedule "Cap"
DECLARE
VALUES OK
      20050825    216,290,000
      20050925    213,843,249
      20051025    210,803,032
      20051125    207,169,441
      20051225    202,949,063
      20060125    198,152,943
      20060225    192,775,423
      20060325    186,858,450
      20060425    180,426,978
      20060525    173,536,144
      20060625    166,802,309
      20060725    160,261,092
      20060825    153,915,476
      20060925    147,748,944
      20061025    141,767,562
      20061125    135,972,306
      20061225    130,361,460
      20070125    124,908,328
      20070225    119,610,015
      20070325    114,282,515
      20070425    105,152,777
      20070525    96,305,645
      20070625    87,965,601
      20070725    80,105,467
      20070825    72,796,837
      20070925    68,203,987
      20071025    63,914,900
      20071125    59,785,755
      20071225    55,806,596
      20080125    51,969,292
      20080225    48,268,454
      20080325    44,699,202
      20080425    41,256,953
      99999999       0
!
Schedule "Cap2"
DECLARE
VALUES OK
      20050825    51,529,000
      20050925    51,529,000
      20051025    51,529,000
      20051125    51,529,000
      20051225    51,529,000
      20060125    51,529,000
      20060225    51,529,000
      20060325    51,529,000
      20060425    51,529,000
      20060525    51,529,000
      20060625    51,529,000
      20060725    51,529,000
      20060825    51,529,000
      20060925    51,529,000
      20061025    51,529,000
      20061125    51,529,000
      20061225    51,529,000
      20070125    51,529,000
      20070225    51,529,000
      20070325    51,529,000
      20070425    51,529,000
      20070525    51,529,000
      20070625    51,529,000
      20070725    51,529,000
      20070825    51,529,000
      20070925    51,529,000
      20071025    51,529,000
      20071125    51,529,000
      20071225    51,529,000
      20080125    51,529,000
      20080225    51,529,000
      20080325    51,529,000
      20080425    51,529,000
      20080525    51,529,000
      20080625    51,529,000
      20080725    51,529,000
      20080825    51,529,000
      20080925    51,529,000
      20081025    51,529,000
      20081125    49,155,963
      20081225    45,610,913
      20090125    42,173,748
      20090225   0
      20090325    35,608,885
      20090425    32,474,741
      20090525    29,435,287
      99999999       0
!
Schedule "Cap3"
DECLARE
VALUES OK
      20050825    64,094,000
      20050925    62,393,265
      20051025    60,358,968
      20051125    57,995,572
      20051225    55,308,818
      20060125    52,348,484
      20060225    49,122,558
      20060325    45,856,056
      20060425    42,573,434
      20060525    39,363,485
      20060625    36,224,613
      20060725    33,155,256
      20060825    30,153,887
      20060925    27,219,012
      20061025    24,349,169
      20061125    21,542,929
      20061225    18,798,894
      20070125    16,115,696
      20070225    13,491,997
      20070325    10,926,489
      20070425    8,417,892
      20070525    5,964,954
      20070625    3,566,451
      20070725    1,221,185
      20070825   0
!
!
 Collateral OVER
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20050801    9999 9999   FALSE
!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap
!! BEGINNING OF COLLATERAL
M        1               WL    00    WAC                5.7 (       556000.00 /       556000.00 );       556000.00
M        2               WL    00    WAC              6.792 (      1085336.29 /      1085336.29 );      1085336.29
M        3               WL    00    WAC              7.089 (     10024714.69 /     10024714.69 );     10024714.69
M        4               WL    00    WAC              7.112 (     52884626.32 /     52884626.32 );     52884626.32
M        5               WL    00    WAC              7.122 (      5673070.53 /      5673070.53 );      5673070.53
M        6               WL    00    WAC              6.536 (       860842.38 /       860842.38 );       860842.38
M        7               WL    00    WAC                8.5 (       275934.72 /       275934.72 );       275934.72
M        8               WL    00    WAC               7.39 (       125600.00 /       125600.00 );       125600.00
M        9               WL    00    WAC              7.047 (      6656771.90 /      6656771.90 );      6656771.90
M        10              WL    00    WAC              6.768 (     49822039.38 /     49822039.38 );     49822039.38
M        11              WL    00    WAC              6.769 (      2248097.68 /      2248097.68 );      2248097.68
M        12              WL    00    WAC              8.239 (       476919.98 /       476919.98 );       476919.98
M        13              WL    00    WAC              7.059 (      1339380.00 /      1339380.00 );      1339380.00
M        14              WL    00    WAC              7.404 (     11136524.35 /     11136524.35 );     11136524.35
M        15              WL    00    WAC              7.207 (      5025368.01 /      5025368.01 );      5025368.01
M        16              WL    00    WAC              7.648 (       853319.06 /       853319.06 );       853319.06
M        17              WL    00    WAC              6.615 (      1263682.27 /      1263682.27 );      1263682.27
M        18              WL    00    WAC               6.83 (      2279427.78 /      2279427.78 );      2279427.78
M        19              WL    00    WAC              7.131 (     51014113.16 /     51014113.16 );     51014113.16
M        20              WL    00    WAC               6.55 (       718255.05 /       718255.05 );       718255.05
M        21              WL    00    WAC              6.875 (       275369.00 /       275369.00 );       275369.00
M        22              WL    00    WAC              7.875 (       270750.00 /       270750.00 );       270750.00
M        23              WL    00    WAC              6.647 (      1080924.59 /      1080924.59 );      1080924.59
M        24              WL    00    WAC               6.59 (     43689367.51 /     43689367.51 );     43689367.51
M        25              WL    00    WAC               5.33 (       175000.00 /       175000.00 );       175000.00
M        26              WL    00    WAC                6.1 (       145200.00 /       145200.00 );       145200.00
M        27              WL    00    WAC                5.3 (       292000.00 /       292000.00 );       292000.00
M        28              WL    00    WAC              4.582 (       867571.58 /       867571.58 );       867571.58
M        29              WL    00    WAC              7.577 (     10381376.62 /     10381376.62 );     10381376.62
M        30              WL    00    WAC              7.249 (       600800.00 /       600800.00 );       600800.00
M        31              WL    00    WAC               6.25 (       540000.00 /       540000.00 );       540000.00
M        32              WL    00    WAC               7.65 (       184797.33 /       184797.33 );       184797.33
M        33              WL    00    WAC               6.75 (       265000.00 /       265000.00 );       265000.00
M        34              WL    00    WAC              6.532 (       759642.00 /       759642.00 );       759642.00
M        35              WL    00    WAC              7.875 (       910000.00 /       910000.00 );       910000.00
M        36              WL    00    WAC              7.697 (       464291.14 /       464291.14 );       464291.14
M        37              WL    00    WAC               6.99 (       104300.00 /       104300.00 );       104300.00
M        38              WL    00    WAC              6.156 (       576000.00 /       576000.00 );       576000.00
M        39              WL    00    WAC              5.743 (       399389.04 /       399389.04 );       399389.04
M        40              WL    00    WAC              5.629 (      1007835.75 /      1007835.75 );      1007835.75
M        41              WL    00    WAC               5.99 (       220342.60 /       220342.60 );       220342.60
M        42              WL    00    WAC               9.55 (       247897.44 /       247897.44 );       247897.44
M        43              WL    00    WAC                5.5 (       406449.90 /       406449.90 );       406449.90
M        44              WL    00    WAC              10.65 (        24871.00 /        24871.00 );        24871.00
M        45              WL    00    WAC             10.626 (       776554.31 /       776554.31 );       776554.31
M        46              WL    00    WAC             10.248 (      2834456.34 /      2834456.34 );      2834456.34
M        47              WL    00    WAC              10.54 (      1901410.46 /      1901410.46 );      1901410.46
M        48              WL    00    WAC               7.14 (      1109272.51 /      1109272.51 );      1109272.51
M        49              WL    00    WAC             11.352 (      1207625.65 /      1207625.65 );      1207625.65
M        50              WL    00    WAC              5.875 (       295394.96 /       295394.96 );       295394.96
M        51              WL    00    WAC              7.157 (      7939888.85 /      7939888.85 );      7939888.85
M        52              WL    00    WAC              8.219 (      4815974.08 /      4815974.08 );      4815974.08
M        53              WL    00    WAC              7.242 (     88526298.86 /     88526298.86 );     88526298.86
M        54              WL    00    WAC              6.916 (       529704.94 /       529704.94 );       529704.94
M        55              WL    00    WAC              6.172 (     25979546.30 /     25979546.30 );     25979546.30
M        56              WL    00    WAC               5.99 (       205000.00 /       205000.00 );       205000.00
M        57              WL    00    WAC              6.287 (      2363475.11 /      2363475.11 );      2363475.11
M        58              WL    00    WAC              6.049 (      8539187.42 /      8539187.42 );      8539187.42
M        59              WL    00    WAC                6.6 (       323000.00 /       323000.00 );       323000.00
M        60              WL    00    WAC              7.625 (       311997.40 /       311997.40 );       311997.40
M        61              WL    00    WAC              7.701 (     17157974.97 /     17157974.97 );     17157974.97

! Pool#  Type  Reset Life   Max   Look
!              Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1                  0.5065       0.5065           354:6     354:6       360 NO_CHECK ARM LIBOR_1YR                        3
M        2                  0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    6.369
M        3                  0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    6.117
M        4                  0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    6.495
M        5                  0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    6.584
M        6                  0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    6.286
M        7                  0.5065       0.5065          347:13    347:13       360 NO_CHECK ARM LIBOR_6MO                      7.5
M        8                  0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                     7.14
M        9                  0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    6.559
M        10                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    6.204
M        11                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    6.364
M        12                 0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    7.989
M        13                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    5.058
M        14                 0.5065       0.5065           356:4     356:4       360 NO_CHECK ARM LIBOR_6MO                    5.889
M        15                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    6.418
M        16                 0.5065       0.5065           355:5     355:5       360 NO_CHECK ARM LIBOR_6MO                    4.062
M        17                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    5.612
M        18                 0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    6.101
M        19                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    6.773
M        20                 0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                      6.3
M        21                 0.5065       0.5065          347:13    347:13       360 NO_CHECK ARM LIBOR_6MO                    6.625
M        22                 0.5065       0.5065           359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    7.625
M        23                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    6.309
M        24                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    6.322
M        25                 0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                     5.08
M        26                 0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                     5.85
M        27                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                      4.3
M        28                 0.5065       0.5065          343:17    343:17       360 NO_CHECK ARM LIBOR_1YR                     2.25
M        29                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                     6.21
M        30                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    6.999
M        31                 0.5065       0.5065          288:12    288:12       300 NO_CHECK ARM LIBOR_1YR                     2.25
M        32                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                     6.65
M        33                 0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                      5.5
M        34                 0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    5.622
M        35                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                     2.25
M        36                 0.5065       0.5065           357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    4.777
M        37                 0.5065       0.5065           356:4     356:4       360 NO_CHECK ARM LIBOR_6MO                    3.625
M        38                 0.5065       0.5065          350:10    350:10       360 NO_CHECK ARM LIBOR_6MO                     2.25
M        39                 0.5065       0.5065           359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    5.493
M        40                 0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    5.379
M        41                 0.5065       0.5065           358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                     5.74
M        42                 0.5065       0.5065          334:26    334:26       360 NO_CHECK ARM LIBOR_6MO                      5.3
M        43                 0.5065       0.5065          348:12    348:12       360 NO_CHECK ARM LIBOR_1YR                     2.25
M        44                 0.5065       0.5065           357:3     357:3       360 NO_CHECK
M        45                 0.5065       0.5065           358:2     358:2       360 NO_CHECK
M        46                 0.5065       0.5065           357:3     357:3       360 NO_CHECK
M        47                 0.5065       0.5065           357:3     357:3       360 NO_CHECK
M        48                 0.5065       0.5065           443:2     443:2       445 NO_CHECK
M        49                 0.5065       0.5065           354:6     354:6       360 NO_CHECK
M        50                 0.5065       0.5065           358:2     358:2       360 NO_CHECK
M        51                 0.5065       0.5065           348:4     348:4       352 NO_CHECK
M        52                 0.5065       0.5065           349:3     349:3       352 NO_CHECK
M        53                 0.5065       0.5065           340:4     340:4       344 NO_CHECK
M        54                 0.5065       0.5065           328:3     328:3       331 NO_CHECK
M        55                 0.5065       0.5065           345:2     345:2       347 NO_CHECK
M        56                 0.5065       0.5065           358:2     358:2       360 NO_CHECK
M        57                 0.5065       0.5065           358:2     358:2       360 NO_CHECK
M        58                 0.5065       0.5065           356:2     356:2       358 NO_CHECK
M        59                 0.5065       0.5065           358:2     358:2       360 NO_CHECK
M        60                 0.5065       0.5065          344:16    344:16       360 NO_CHECK
M        61                 0.5065       0.5065           331:6     331:6       337 NO_CHECK

! Pool#  Type
!
!! BEGINNING OF COLLATERAL
M        1          7   12 SYNC_INT              11.7               2             3.7         0      0
M        2         23    6 SYNC_INT            13.792               1           6.792         0      0  INIT_PERCAP              3
M        3         22    6 SYNC_INT            13.609           1.248           7.032         0      0  INIT_PERCAP          3.139
M        4         22    6 SYNC_INT            13.816           1.295           7.121         0      0  INIT_PERCAP          3.084
M        5         23    6 SYNC_INT            13.879            1.11           7.093         0      0  INIT_PERCAP              3
M        6         23    6 SYNC_INT            12.536               1           6.536         0      0  INIT_PERCAP              3
M        7         12    6 SYNC_INT              15.5               1               0         0      0  INIT_PERCAP              3
M        8         23    6 SYNC_INT             14.39               1            7.39         0      0  INIT_PERCAP              3
M        9         22    6 SYNC_INT            13.719           1.197           7.047         0      0  INIT_PERCAP          2.918
M        10        22    6 SYNC_INT            13.321            1.19           6.771         0      0  INIT_PERCAP          2.991
M        11        22    6 SYNC_INT            13.424           1.074           6.859         0      0  INIT_PERCAP              3
M        12        23    6 SYNC_INT            14.239               1           8.239         0      0  INIT_PERCAP              3
M        13        22    6 SYNC_INT            13.059               2           5.058         0      0  INIT_PERCAP              6
M        14        21    6 SYNC_INT            14.017           1.236           7.294         0      0  INIT_PERCAP          2.874
M        15        22    6 SYNC_INT            13.947           1.284           7.207         0      0  INIT_PERCAP          2.919
M        16        20    6 SYNC_INT            12.648               1           3.184         0      0  INIT_PERCAP              3
M        17        34    6 SYNC_INT            13.615           1.204           6.615         0      0  INIT_PERCAP              3
M        18        35    6 SYNC_INT            13.451           1.142            6.83         0      0  INIT_PERCAP              3
M        19        34    6 SYNC_INT            13.961           1.249           7.129         0      0  INIT_PERCAP          2.997
M        20        35    6 SYNC_INT             12.55               1            6.55         0      0  INIT_PERCAP              3
M        21        24    6 SYNC_INT            13.875             1.5           6.875         0      0
M        22        36    6 SYNC_INT            13.875               1           7.875         0      0  INIT_PERCAP              3
M        23        34    6 SYNC_INT             13.53           1.442           6.647         0      0  INIT_PERCAP              3
M        24        34    6 SYNC_INT            13.419           1.261            6.59         0      0  INIT_PERCAP          2.996
M        25        35    6 SYNC_INT             11.33               1            5.33         0      0  INIT_PERCAP              3
M        26        35    6 SYNC_INT              12.1               1             6.1         0      0  INIT_PERCAP              3
M        27        34    6 SYNC_INT              11.3               1             5.3         0      0  INIT_PERCAP              3
M        28        20   12 SYNC_INT            10.582               2               0         0      0
M        29        34    6 SYNC_INT            14.567           1.414           7.577         0      0  INIT_PERCAP          2.964
M        30        34    6 SYNC_INT            14.249             1.5           7.249         0      0  INIT_PERCAP              3
M        31        49   12 SYNC_INT             11.25               2               0         0      0  INIT_PERCAP              5
M        32        58    6 SYNC_INT             13.65               1            7.65         0      0  INIT_PERCAP              3
M        33        59    6 SYNC_INT             12.75               1            6.75         0      0  INIT_PERCAP              3
M        34        59    6 SYNC_INT            12.532               1           6.773         0      0  INIT_PERCAP              3
M        35        58    6 SYNC_INT            13.875               2            2.25         0      0  INIT_PERCAP              6
M        36        58    6 SYNC_INT            13.171               1           3.791         0      0  INIT_PERCAP          4.052
M        37        57    6 SYNC_INT             12.99               1               0         0      0  INIT_PERCAP              3
M        38        51    6 SYNC_INT            11.156               1            2.25         0      0  INIT_PERCAP              5
M        39         6    6 SYNC_INT            11.743               1           5.743         0      0  INIT_PERCAP              2
M        40         5    6 SYNC_INT            11.629               1           5.629         0      0  INIT_PERCAP              2
M        41         5    6 SYNC_INT             11.99               1            5.99         0      0  INIT_PERCAP              2
M        42         5    6 SYNC_INT             16.55               1            9.55         0      0
M        43        73   12 SYNC_INT              10.5               2               0         0      0  INIT_PERCAP              5
M        44
M        45
M        46
M        47
M        48
M        49
M        50
M        51
M        52
M        53
M        54
M        55
M        56
M        57
M        58
M        59
M        60
M        61

! Pool#  Type
!
!! BEGINNING OF COLLATERAL
M        1     ORIG_GROSSRATE         5.7                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        2     ORIG_GROSSRATE       6.792                                                             COMMERCIAL_OP
M        3     ORIG_GROSSRATE       7.089                                                             COMMERCIAL_OP
M        4     ORIG_GROSSRATE       7.112                                                             COMMERCIAL_OP
M        5     ORIG_GROSSRATE       7.122                                                             COMMERCIAL_OP
M        6     ORIG_GROSSRATE       6.536                                                             COMMERCIAL_OP
M        7     ORIG_GROSSRATE         8.5                                  AMORT NONE FOR          24 COMMERCIAL_OP
M        8     ORIG_GROSSRATE        7.39                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        9     ORIG_GROSSRATE       7.047                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        10    ORIG_GROSSRATE       6.768                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        11    ORIG_GROSSRATE       6.769                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        12    ORIG_GROSSRATE       8.239                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        13    ORIG_GROSSRATE       7.059                                  AMORT NONE FOR         120 COMMERCIAL_OP
M        14    ORIG_GROSSRATE       7.404                                                             COMMERCIAL_OP
M        15    ORIG_GROSSRATE       7.207                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        16    ORIG_GROSSRATE       7.648                                  AMORT NONE FOR         120 COMMERCIAL_OP
M        17    ORIG_GROSSRATE       6.615                                                             COMMERCIAL_OP
M        18    ORIG_GROSSRATE        6.83                                                             COMMERCIAL_OP
M        19    ORIG_GROSSRATE       7.131                                                             COMMERCIAL_OP
M        20    ORIG_GROSSRATE        6.55                                                             COMMERCIAL_OP
M        21    ORIG_GROSSRATE       6.875                                  AMORT NONE FOR          24 COMMERCIAL_OP
M        22    ORIG_GROSSRATE       7.875                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        23    ORIG_GROSSRATE       6.647                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        24    ORIG_GROSSRATE        6.59                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        25    ORIG_GROSSRATE        5.33                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        26    ORIG_GROSSRATE         6.1                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        27    ORIG_GROSSRATE         5.3                                  AMORT NONE FOR         120 COMMERCIAL_OP
M        28    ORIG_GROSSRATE       4.582                                  AMORT NONE FOR          36 COMMERCIAL_OP
M        29    ORIG_GROSSRATE       7.577                                                             COMMERCIAL_OP
M        30    ORIG_GROSSRATE       7.249                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        31    ORIG_GROSSRATE        6.25                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        32    ORIG_GROSSRATE        7.65                                                             COMMERCIAL_OP
M        33    ORIG_GROSSRATE        6.75                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        34    ORIG_GROSSRATE       6.532                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        35    ORIG_GROSSRATE       7.875                                  AMORT NONE FOR         120 COMMERCIAL_OP
M        36    ORIG_GROSSRATE       7.697                                                             COMMERCIAL_OP
M        37    ORIG_GROSSRATE        6.99                                  AMORT NONE FOR          60 COMMERCIAL_OP
M        38    ORIG_GROSSRATE       6.156                                  AMORT NONE FOR         120 COMMERCIAL_OP
M        39    ORIG_GROSSRATE       5.743                                                             COMMERCIAL_OP
M        40    ORIG_GROSSRATE       5.629                                                             COMMERCIAL_OP
M        41    ORIG_GROSSRATE        5.99                                                             COMMERCIAL_OP
M        42    ORIG_GROSSRATE        9.55                                                             COMMERCIAL_OP
M        43    ORIG_GROSSRATE         5.5                                                             COMMERCIAL_OP
M        44                               BALLOON SCHED_ALL            180                            COMMERCIAL_OP
M        45                               BALLOON SCHED_ALL            180                            COMMERCIAL_OP
M        46                               BALLOON SCHED_ALL            180                            COMMERCIAL_OP
M        47                               BALLOON SCHED_ALL            180                            COMMERCIAL_OP
M        48                               BALLOON SCHED_ALL            308                            COMMERCIAL_OP
M        49                               BALLOON SCHED_ALL            180                            COMMERCIAL_OP
M        50                                                                                           COMMERCIAL_OP
M        51                                                                                           COMMERCIAL_OP
M        52                                                                                           COMMERCIAL_OP
M        53                                                                                           COMMERCIAL_OP
M        54                                                                                           COMMERCIAL_OP
M        55                                                                                           COMMERCIAL_OP
M        56                                                                AMORT NONE FOR          60 COMMERCIAL_OP
M        57                                                                AMORT NONE FOR          60 COMMERCIAL_OP
M        58                                                                AMORT NONE FOR          60 COMMERCIAL_OP
M        59                                                                AMORT NONE FOR         120 COMMERCIAL_OP
M        60                                                                AMORT NONE FOR         120 COMMERCIAL_OP
M        61                                                                                           COMMERCIAL_OP

! Pool#  Type
!
!! BEGINNING OF COLLATERAL
M        1      "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        2      "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        3      "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        4      "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        5      "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        6      "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        7      "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        8      "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        9      "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        10     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        11     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        12     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        13     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        14     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        15     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        16     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        17     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        18     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        19     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        20     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        21     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        22     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        23     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        24     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        25     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        26     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        27     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        28     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        29     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        30     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        31     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        32     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        33     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        34     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        35     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        36     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        37     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        38     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        39     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        40     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        41     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        42     "USER_SEL" "1"  ; GROUP "1A"
M        43     "USER_SEL" "1"  ; GROUP "1A"    TEASER
M        44     "USER_SEL" "1"  ; GROUP "2F"
M        45     "USER_SEL" "1"  ; GROUP "2F"
M        46     "USER_SEL" "1"  ; GROUP "2F"
M        47     "USER_SEL" "1"  ; GROUP "2F"
M        48     "USER_SEL" "1"  ; GROUP "2F"
M        49     "USER_SEL" "1"  ; GROUP "2F"
M        50     "USER_SEL" "1"  ; GROUP "2F"
M        51     "USER_SEL" "1"  ; GROUP "2F"
M        52     "USER_SEL" "1"  ; GROUP "2F"
M        53     "USER_SEL" "1"  ; GROUP "2F"
M        54     "USER_SEL" "1"  ; GROUP "2F"
M        55     "USER_SEL" "1"  ; GROUP "2F"
M        56     "USER_SEL" "1"  ; GROUP "2F"
M        57     "USER_SEL" "1"  ; GROUP "2F"
M        58     "USER_SEL" "1"  ; GROUP "2F"
M        59     "USER_SEL" "1"  ; GROUP "2F"
M        60     "USER_SEL" "1"  ; GROUP "2F"
M        61     "USER_SEL" "1"  ; GROUP "2F"